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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: April 6, 1998


                          AirTouch Communications, Inc.


   Delaware                        1-12342                    94-3213132
(State or other                (Commission File              (IRS Employer
jurisdiction of                     Number)                Identification No.)
incorporation)


             One California Street, San Francisco, California 94111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:         (415) 658-2000





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Item 7.     Financial Statements and Exhibits

            This Item 7 and the accompanying Exhibit Index amend and restate in their entireties the corresponding items in AirTouch's Current Report on Form 8-K, Date of Report: April 6, 1998.

(a)  Financial Statements of Business Acquired.

            The financial statements of U S WEST NewVector Group, Inc. for the period ended December 31, 1997 are incorporated by reference to Exhibit 99.2 to this Form 8-K/A-1.

(b)  Pro Forma Financial Information.

            The pro forma financial information required by Article 11 of Regulation S-X is incorporated by reference to Exhibit 99.3 to this Form 8-K/A-1.


(c)  Exhibits.

Exhibit 3.1 Certificate of Designation, Preferences and Rights of 5.143% Class D Cumulative Preferred Stock.*

Exhibit 3.2 Certificate of Designation, Preferences and Rights of 5.143% Class E Cumulative Preferred Stock*

Exhibit 10              Investment Agreement*

Exhibit 23.1            Consent of Arthur Andersen LLP

Exhibit 99.1            Press Release dated April 6, 1998.*

Exhibit 99.2            Financial Statements of U S WEST NewVector Group, Inc.
                        as of December 31, 1997.

Exhibit 99.3 AirTouch Communications, Inc. pro forma condensed combined financial statements.


*  Previously filed






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          AIRTOUCH COMMUNICATIONS, INC.


                          By:   /s/ MOHAN S. GYANI
                                -----------------------------------
                                Mohan S. Gyani
                                Executive Vice President and
                                Chief Financial Officer



Date:    April 22, 1998







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Exhibits Index


Exhibit 3.1 Certificate of Designation, Preferences and Rights of 5.143% Class D Cumulative Preferred Stock.*

Exhibit 3.2 Certificate of Designation, Preferences and Rights of 5.143% Class E Cumulative Preferred Stock*

Exhibit 10       Investment Agreement*

Exhibit 23.1     Consent of Arthur Andersen LLP

Exhibit 99.1     Press Release dated April 6, 1998.*

Exhibit 99.2 Financial Statements of U S WEST NewVector Group, Inc. as of December 31, 1997.

Exhibit 99.3 AirTouch Communications, Inc. pro forma condensed combined financial statements.


*  Previously filed





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